EXHIBIT  23.2

                         CONSENT OF INDEPENDENT AUDITORS
                         -------------------------------

     As independent certified public accountants of Invicta Group Inc., we hereby consent to the reference to our firm under the caption "Experts" and to the use of our report dated April 4, 2003, and July 11, 2003 for Note 13, in the Registration Statement (Form SB-2) filed with the Securities and Exchange Commission.


/s/  Dreslin  Financial  Services
Dreslin  Financial  Services

Seminole,  FL
October  20,  2004